UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

March 15, 2019
Date of Report (Date of earliest event reported)

Arch Capital Group Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-16209	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Waterloo House, Ground Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.  ☐

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Pursuant to Section 5.01(a) of the Service Agreement, dated as of September 21, 2017 (the “Service Agreement”), between Constantine Iordanou and Arch Capital Group Ltd. (the “Company”), on March 15, 2019 Mr. Iordanou provided notice of termination of the service period thereunder. Accordingly, the employment relationship between Mr. Iordanou and the Company will terminate on September 15, 2019 (the “Termination Date”). Effective on the Termination Date, Mr. Iordanou also will resign all positions and in all capacities with the Company, including as a member of its Board of Directors. In addition to continued payment of his base salary through the Termination Date, Mr. Iordanou received an annual bonus for 2018 in the amount of $500,000, which, as previously elected by Mr. Iordanou, was paid in the form of vested, ten year stock options. Mr. Iordanou will also receive a cash payment of $466,000 within ten days following the Termination Date, as well as the continued benefits set forth in the Agreement between the Company and Mr. Iordanou dated as of March 15, 2019 (the “Agreement”). Mr. Iordanou’s covenants in the Service Agreement relating to non-solicitation and confidentiality will continue in accordance with their terms, and in the interim he will be permitted to serve on other boards and provide certain consulting services as set forth in the Agreement.
The Agreement has been included as Exhibit 10.1 hereto, and is incorporated herein by reference. The above description of the Agreement is qualified in its entirety by reference to such exhibit.
ITEM 7.01         Regulation FD Disclosure.
On March 21, 2019, the Company issued a press release announcing the matters described in Item 5.02. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
The information in Section 7.01 of this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01    Financial Statements and Exhibits.
(d):     The following exhibits are being filed herewith.

EXHIBIT NO.	DESCRIPTION
10.1	Agreement dated as of March 15, 2019 between the Company and Mr. Iordanou.
99.1	Press Release dated March 21, 2019 announcing the matters described in Item 5.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH CAPITAL GROUP LTD.

Date: March 21, 2019	By:	/s/ François Morin
		Name:	François Morin
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

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